UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 30, 2009

INCOMING, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-152012
(State or other jurisdiction of incorporation)	(Commission File No.)

244 5th Avenue, Ste V235
New York, NY 10001
 (Address of principal executive offices and Zip Code)

(917) 210-1074
 (Registrant’s telephone number, including area code)

1635 N. Cahuenga
Los Angeles, CA 90028
(Former name or former adress, if changed since last report)

Copy of Communication to:
Befumo & Schaeffer, PLLC
2020 Pennsylvania Ave., NW # 840
Washington, DC 20006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

Item 2.01                      Completion of Acquisition or Disposition of Assets

Item 8.01                      Other Events

Item 9.01                      Financial Statements and Exhibits

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K contain or may contain forward-looking statements that are subject to known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements were based on various factors and were derived utilizing numerous assumptions and other factors that could cause our actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to economic, political and market conditions and fluctuations, government and industry regulation, interest rate risk, U.S. and global competition, and other factors. Most of these factors are difficult to predict accurately and are generally beyond our control. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.  Readers should carefully review this report in its entirety together with our Quarterly and Annual reports of Forms 10-Q and 10-K including but not limited to our financial statements and the notes thereto.  Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors. For any forward-looking statements contained in any document, The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Explanatory Note

This Current Report on Form 8-K is being filed by Incoming, Inc.  (either the “Registrant”, the Company",  "we", “ICNN” or "our")  in connection with the purchase of certain assets (the “Assets”)

Item 1.01          Entry into a Material Definitive Agreement.

On September 30, 2009 the Registrant entered into an agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1,  with the National Association of Professional Minorities, a limited liability company organized and existing under the laws of New Jersey (“NAPM”), and all of the members of NAPM, (collectively the “NAPM Members”) whereby the NAPM members collectively exchanged 100% interest in the NAPM for One Million (1,000,000) shares of common stock of ICNN, par value $ 0.001 per share (the “ICNN Shares”).  The exchange resulted in the NAPM becoming a wholly owned subsidiary of the Registrant.  In addition to the ICNN Shares, the NAPM members received as consideration options to purchase a total of Two Million (2,000,000) additional common shares of ICNN.

The Registrant’s President, Ephren W. Taylor, is one of the NAPM Members, and held a 25% interest in the NAPM.  As a result of the transaction between the Registrant, the NAPM and the NAPM Members, Mr. Taylor received Two Hundred Fifty Thousand (250,000) shares of the Registrant’s common stock and options to purchase an additional Five Hundred Thousand (500,000) shares of the registrant’s common stock.

Item 2.01          Completion of Acquisition or Disposition of Assets.

As described in Item 1.01, on September 30, 2009, the Registrant purchased a 100% interest in the NAPM in exchange for One Million (1,000,000) shares of the Registrant’s common stock, and options to purchase an additional Two Million (2,000,000) shares of the registrant’s common stock.

The Registrant was a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (17 CFR 240.12b-2)) immediately before the Transaction. Accordingly, pursuant to the requirements of Item 201(f), set forth below is the information that would be required if the Registrant was filing a general form for registration of securities on Form 10-SB (17 CFR 249.210b) under the Exchange Act, reflecting the Registrant's common stock, which is the only class of its securities subject to the reporting requirements of Section 13 (15 U.S.C. 78m) or Section 15(d) (15 U.S.C. 78o(d)) of the Exchange Act upon consummation of the Transaction, with such information reflecting the Registrant and its securities upon consummation of the Transaction.

Pursuant to Item 2.01(f), the information contained in Items 1, 1A, 2, 3 and 4 of Part I; Items 5, 7, 8, 9 and 9A of Part II; Items 10, 11, 12, 13, and 14 of part III;  and Item 15 of Part IV of the Registrant's Annual Report on Form 10-K for the fiscal year ended November 30, 2008; and Items 1, 2, 3 and 4 of Part I; and Items 1, 1A, 2, 3, 4, 5 and 6 of Part II of Registrant's Quarterly Report on Form 10-Q for the period ended February 28, 2009 are hereby incorporated by reference into this Current Report on Form 8-K under Item 2.01 hereof.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of September 30, 2009 prior to the Transaction, concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant, (3) each executive officer of the Registrant, and (4) all directors and executive officers of the Registrant as a group:

Name of Beneficial Owner	Amount of Direct Ownership	Position	Percent of Class
Ephren W. Taylor II	250,000	President, Director	2.6%
Elaina Watley	1,500,000	N/A	15.67%
Aaron West	3,000,000	N/A	31.35%

(1) Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.

(2) Based on 9,570,000 shares of Common Stock issued and outstanding.

Directors, Executive Officers, Promoters and Control Persons

Our directors serve until his or her successor is elected and qualified. Each of our officers is elected by the board of directors to a term of one (1) year and serves until his or her successor is duly elected and qualified, or until he or she is removed from office. The board of directors has no nominating, auditing or compensation committees.

The name and position of our officers and directors prior to the consummation of the Transaction are set forth below:

Name	Position Held
Ephren W. Taylor II	Director, President

Directors serve until our next annual meeting of the stockholders or unless they resign earlier.  The board of directors elects officers and their terms of office are at the discretion of the board of directors.

Background of Officers and Directors

Mr. Taylor has been a successful businessman since his teen years, building a multi-million dollar technology company, GoFerretGo.com, by age 17.  In 2006  Mr. Taylor became Chief Executive Officer of City Capital Corporation, making him the youngest African American CEO of any publicly traded corporation to date.  While at City Capital Corporation, Taylor started the Goshen Energy initiative which focuses on producing alternative energy specializing in biofuels.

Mr. Taylor has an extensive background in startup firms from tech to real estate, and has helped start, fund and lead companies to profitability. Mr. Taylor is a dynamic public speaker, author and business consultant.  He has worked closely with corporations and entities such as CitiGroup, Sprint, Target, Wal-Mart, Air National Guard and city municipalities.
Ephren W. Taylor II has not during the past five years been involved in any of the following proceedings:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.
being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

There are no employment agreements between the Registrant and Ephren W. Taylor II.

Executive Compensation

The following table sets forth the compensation paid by us for the last two fiscal years for our current and previously resigned officers. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid or named executive officers.

Executive Officer Compensation Table
Name and Principal Position (a)	Year (b)	Salary (US$) (c)	Bonus (US$) (d)	Stock Awards (US$) (e)	Option Awards (US$) (f)	Non- Equity Incentive Plan Compensation (US$) (g)	Nonqualified Deferred Compensa- tion Earnings (US$) (h)	All Other Compen- sation (US$) (i)	Total (US$) (j)

Ephren W. Taylor II, President	2009	0	0	0	0	0	0	0	0

Yury Nesterov, President,	2009	0	0	0	0	0	0	0	0
CEO	2008	0	0	0	0	0	0	0	0
(resigned)

Elena Djafarova	2009	0	0	0	0	0	0	0	0
Secretary, Treasurer, CFO	2008	0	0	0	0	0	0	0	0
(resigned)

We did not pay any salaries in fiscal year 2009. We do not anticipate paying salaries in the near future.

Compensation of Directors

The members of our board of directors are not compensated for their services. The board has not implemented a plan to award options to any directors. There are no contractual arrangements with any member of the board of directors. We have no director’s service contracts.

Director’s Compensation Table
Name (a)	Fees Earned or Paid in Cash (US$) (b)	Stock Awards (US$) (c)	Option Awards (US$) (d)	Non-Equity Incentive Plan Compensation (US$) (e)	Nonqualified Deferred Compensation Earnings (US$) (f)	All Other Compensation (US$) (g)	Total (US$) (h)

Ephren W. Taylor II	0	0	0	0	0	0	0

Yury Nesterov	0	0	0	0	0	0	0

Elena Djafarova	0	0	0	0	0	0	0

Option/SAR Grants

There are no stock option, retirement, pension, or profit sharing plans for the benefit of our officers and directors.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans.

Certain Relationships and Related Transactions

There have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

Indemnification

Under our Articles of Incorporation and Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

Item 8.01	Other Events

Change of Principal Place of Business

Effective October 8, 2009, the address of our principal place of business is:
244 5th Avenue, Suite V235, New York, NY 10001
Telephone number of the new principal place of business: (917) 210-1074
Fax number of the new principal place of business: (917) 210-1074

Item 9.01	Financial Statements and Exhibits

EX-10.1	Exchange Agreement between Registrant, the NAPM, and the NAPM Members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2009	INCOMING, INC.

/s/ Ephren W. Taylor II /s/
Ephren W. Taylor II
President